UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2016

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 19, 2016, Cleco Corporate Holdings LLC (“Cleco”) and Cleco Power LLC (“Cleco Power” and, together with Cleco, collectively referred to herein as the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to report the election of the Boards of Managers of the Company effective April 13, 2016. At the time of the Original Filing, the Boards of Managers had not made a determination regarding any committee assignments. On May 12, 2016, the Company filed a Current Report on Form 8-K/A (the “First Amended Filing”) to report that on May 9, 2016, the Board of Managers of Cleco Power appointed Peggy Scott, Bruce Wainer, Randy Gilchrist, and Rick Gallot to the Audit Committee of Cleco Power effective May 9, 2016. The Company is filing this amended Current Report on Form 8-K/A (the “Second Amended Filing”) to report that on July 19, 2016, the Boards of Managers made the following committee appointments effective July 19, 2016.

	Cleco Corporate Holdings LLC and Cleco Power				Cleco Corporate Holdings LLC
	Leadership Development & Compensation Committee	Business Planning & Budget Review Committee	Asset Management Committee	Governance & Public Affairs Committee	Audit Committee
Christopher Leslie	X*
Andrew Chapman	X	X*		X	X
Mark Fay		X	X*
David Agnew**				X*
Lincoln Webb	X
Richard Dinneny		X			X*
Steve Turner		X	X
Recep Kendirciuglu			X
Rick Gallot	X			X
Randy Gilchrist			X		X
Peggy Scott				X	X
Bruce Wainer		X		X
Darren Olagues		X	X	X
Peggy Scott (Observer)	X	X	X

* Committee Chairperson
** As previously reported on the Company’s Current Report on Form 8-K filed July 19, 2016.

Other than the preceding disclosure, no other disclosure reported in the Original Filing or First Amended Filing is amended pursuant to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: July 20, 2016	By: /s/ F. Tonita Laprarie
F. Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: July 20, 2016	By: /s/ F. Tonita Laprarie
F. Tonita Laprarie
Controller and Chief Accounting Officer